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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 2000
                                                         ---------------

                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                    0-22664                    75-2504748

(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


   4510 LAMESA HIGHWAY, SNYDER, TEXAS                                   79549

(Address of principal executive offices)                               Zip Code

                                  915-573-1104
              (Registrant's telephone number, including area code)

                                    No Change

         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

         On October 3, 2000 the Company reported the following:

                  PATTERSON ENERGY, INC. ACQUIRES DRILLING AND
                           COMPLETION FLUIDS BUSINESS

Snyder, Texas, October 3, 2000 --- PATTERSON ENERGY, INC. (NASDAQ: PTEN) announces that it has acquired, through a wholly-owned subsidiary, the drilling and completion fluid operations of AMBAR, Inc., a non-affiliated entity with its principal operations in the Louisiana and Texas Gulf coasts and the Gulf of Mexico. Pursuant to the transaction, Patterson acquired working capital of approximately $7.8 million (current assets acquired $18.2 million and current liabilities assumed $10.4 million), fixed assets with an approximate fair market value of $15.7 million and other trademarks and intellectual property which are specific to the division's operations. Consideration included cash proceeds of $11.56 million after a $4.1 million credit attributable to a working capital adjustment.

The drilling and completion fluid operations are supported by ten separate field facilities, including seven dock facilities and one barite grinding plant, variously located in southern Louisiana and Texas, a sales office in Houston, Texas and an administrative office in Lafayette, Louisiana.

Cloyce A. Talbott, Patterson's Chairman and CEO, commented "we expect the acquisition of AMBAR to compliment our existing operations expanding our drilling and completion fluids services into the offshore markets of the Gulf of Mexico and further strengthening our presence in South Texas."

Patterson Energy, Inc. a Snyder, Texas based energy company, is one of the leading providers of domestic land-based drilling services to major independent oil and natural gas companies. Patterson currently owns 131 drilling rigs (120 of which are currently operable) with operations in Texas, New Mexico, Utah, Oklahoma and Louisiana.

Statements made in this press release that state the Company or management's intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. In addition to the factors set forth above, other important factors that could cause actual results to differ materially include, but are not limited to, the impact of declines in prices of oil and natural gas on the demand for the Company's services and the associated effect on day rates and rig utilization, industry conditions, integration of acquisitions, demand for oil and natural gas, and the ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to, the Company's report on Form 10-K for the year ended December 31, 1999. Copies of these filings may be obtained by contacting the Company or the SEC.

For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
Jonathan D. (Jody) Nelson, Vice President-Finance, Chief Financial Officer
(915) 573-1104

investrelations@patenergy.com


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) EXHIBITS.

                           2.1 Asset Purchase Agreement between Ambar Drilling Fluids LP, LLLP an indirect wholly-owned subsidiary of Patterson Energy Inc. and Ambar Inc. dated September 30 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PATTERSON ENERGY, INC.




Date: November 6, 2000                   By: /s/ Cloyce A. Talbott
                                            ------------------------------------
                                            Cloyce A. Talbott
                                            Chairman and Chief Executive Officer



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  2.1             Asset Purchase Agreement between Ambar Drilling Fluids LP,
                  LLLP an indirect wholly-owned subsidiary of Patterson Energy
                  Inc. and Ambar Inc. dated September 30 2000.